Net Income from continuing operations Per Unit	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Net Income from continuing operations Per Unit

15. Net Income from continuing operations Per Unit

The general partner’s and common unit holders’ interests in net income are calculated as if all net income for periods subsequent to April 4, 2007, were distributed according to the terms of the Partnership Agreement, regardless of whether those earnings would or could be distributed. The Partnership Agreement does not provide for the distribution of net income; rather, it provides for the distribution of available cash (Note 13), which is a contractually-defined term that generally means all cash on hand at the end of each quarter after establishment of cash reserves determined by the Partnership’s board of directors to provide for the proper resources for the Partnership’s business. Unlike available cash, net income is affected by non-cash items. The Partnership follows the guidance relating to the Application of the Two-Class Method and its application to Master Limited Partnerships, which considers whether the incentive distributions of a master limited partnership represent a participating security when considered in the calculation of earnings per unit under the Two-Class Method.

The Partnership also considers whether the Partnership Agreement contains any contractual limitations concerning distributions to the IDRs that would impact the amount of earnings to allocate to the IDRs for each reporting period.

Under the Partnership Agreement, the holder of the IDRs in the Partnership, which is currently CGP, assuming that there are no cumulative arrearages on common unit distributions, has the right to receive an increasing percentage of cash distributions (Note 13). The Partnership excluded the effect of the 12,983,333 Class B Convertible Preferred Units in calculating dilutive EPU for the year ended December 31, 2019, as they were anti-dilutive.

For the year ended December 31, 2021, the Partnership excluded the effect of 412,916 units under the 2019 amended plan, which vested on December 31, 2021, as they were anti-dilutive. For the years ended December 31, 2020 and 2019, the Partnership excluded the effect of 412,916 and 428,958, respectively, unvested units under the omnibus incentive compensation plan in calculating dilutive EPU for its common unit holders as they were anti-dilutive.

The non-vested units were participating securities because they received distributions from the Partnership and these distributions did not have to be returned to the Partnership if the non-vested units were forfeited by the grantee.

The Partnership’s net income for the years ended December 31, 2021, 2020 and 2019 did not exceed the First Target Distribution Level, and as a result, the assumed distribution of net income did not result in the use of increasing percentages to calculate CGP’s interest in net income.

15. Net Income from continuing operations Per Unit - Continued

The two class method used to calculate EPU from continuing operations is as follows:

BASIC AND DILUTED	2021	2020	2019
Numerators
Partnership’s net income from continuing operations	$98,178	$30,367	$24,421
Less:
Preferred unit holders’ interest in Partnership’s net income from continuing operations	—	—	2,652
Deemed dividend to preferred unit holders’	—	—	9,119
General Partner’s interest in Partnership’s net income from continuing operations	1,790	558	236
Partnership’s net income from continuing operations allocable to unvested units	2,053	685	130
Common unit holders’ interest in Partnership’s net income from continuing operations	$94,335	$29,124	$12,284
Denominators
Weighted average number of common units outstanding, basic and diluted	18,342,413	18,194,186	18,178,144
Net income from continuing operations per common unit:
Basic and Diluted	$5.14	$1.60	$0.68